UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21894

Cohen & Steers Emerging Markets Real Estate Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

Item 1. Reports to Stockholders.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended October 31, 2012. The net asset values (NAV) per share at that date were $8.87, $8.80 and $8.91 for Class A, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended October 31, 2012	Year Ended October 31, 2012
Cohen & Steers Emerging Markets Real Estate Fund, Inc.—Class A	5.70%	13.83%
Cohen & Steers Emerging Markets Real Estate Fund, Inc.—Class C	5.38%	13.13%
Cohen & Steers Emerging Markets Real Estate Fund, Inc.—Class I	5.87%	14.20%
FTSE EPRA/NAREIT Emerging Real Estate Index—net[a]	6.36%	15.12%
S&P 500 Index[a]	2.16%	15.21%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 1% maximum contingent deferred sales charge on Class C shares. If such charges were included, returns would have been lower.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

a  The FTSE EPRA/NAREIT Emerging Real Estate Index is an unmanaged portfolio of approximately 126 constituents from 17 countries and is designed to track the performance of listed real estate companies in emerging market countries worldwide and is net of dividend withholding tax. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

Investment Review

Emerging markets real estate securities had strong returns in the 12-month period ended October 31, 2012, significantly outperforming the MSCI Emerging Markets Index (net)b, which had a return of just 2.6% in U.S. dollars. These stocks were direct beneficiaries of a global shift toward more-accommodative monetary policies, as many central banks took steps to counter the effects of slowing global demand. Moderating inflation in many markets helped facilitate this transition, giving policymakers greater flexibility to cut interest rates or ease administrative restrictions.

The group struggled in the final months of 2011, but rallied in January and February amid evidence of a soft landing to China's slowing economy, as well as signs of improving financial stability in Europe. As the months wore on, investors became increasingly concerned about a significant and simultaneous slowdown across the global economy, made worse by Europe's sovereign debt crisis. Markets declined sharply in May, but recovered strongly over the next five months as governments announced new measures to improve liquidity and stimulate growth.

Despite the solid gains for the period, considerable currency headwinds dampened returns for U.S.-dollar-based investors, as many emerging market currencies declined on a relative basis. Countries most affected were those considered riskier (such as India) or having exposure to commodities (such as Brazil and South Africa). In local currency terms, however, most emerging markets experienced positive—if not substantial—returns.

China had a return of 40.1%c despite a meaningful slowdown in GDP growth, as the government eased policies by lowering the reserve requirement ratio. As the economy continued to decelerate, the risk of additional restrictions on housing purchases diminished, while the potential for further stimulus increased. By the end of the period, investors were increasingly optimistic about the trajectory of China's economy. Developers gradually saw their business models normalize, as the combination of an improving growth outlook and moderating inflation provided a generally constructive environment.

Other Asia Pacific markets also did well, aided by the prospect of milder inflation and an improving China outlook. Thailand (+76.3%) led all emerging markets, benefiting from fiscal stimulus targeting flood recovery efforts and infrastructure upgrades. As factories resumed production, economic growth recovered and domestic consumption showed broad improvement. Other strong-performing markets included the Philippines (+43.0%), Malaysia (+20.7%) and Indonesia (+18.4%).

India (-14.7%) was an outlier in the region, as it continued to struggle with the difficult combination of high inflation, a rapidly weakening currency and widening budget deficits. Losses in India would

b  The MSCI Emerging Markets Index is a free-float-adjusted market-capitalization-weighted index of equities from 21 countries and is designed to track the performance of the broad equity market in emerging economies; the index is net of dividend withholding taxes.

c  Country returns are in local currencies as measured by the FTSE EPRA/NAREIT Emerging Real Estate Index.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

have been significantly steeper if not for a strong rally in the final few months, as investors responded favorably to reform efforts to reduce the deficit and encourage foreign direct investment.

Brazil (+9.9%) had a solid overall return, but saw significant divergence between the performance of commercial property owners and developers. Landlords continued to see stable cash flows and strong property fundamentals, aided by an increasingly accommodative central bank and resilient domestic demand. In contrast, many homebuilders saw sizeable declines, hindered by operational challenges related to their aggressive expansion plans, which resulted in higher project costs and launch delays. Homebuilders in Mexico (-21.4%) also struggled, as mortgage requirements made it difficult for these companies to generate cash flow from operations.

South Africa (+28.5%) had relatively steady gains throughout much of the period, as investors were attracted to the relatively defensive characteristics of its commercial property companies. However, growing labor unrest put a strain on the economy in September and October, as strikes halted operations in mines, transportation and other sectors.

The Fund's benchmark was adjusted

In March 2012, FTSE EPRA rebalanced and expanded its Emerging Real Estate Index. Among the changes, several large companies in China were moved to the emerging market index from the FTSE EPRA/NAREIT Developed Real Estate Indexd. As of October 31, 2012, China accounted for approximately 29% of the emerging market index (up from 7% at the start of the period), giving the index greater balance between China and Brazil.

Fund performance

The Fund had a positive return during the period, but underperformed its benchmark. The predominant factors affecting performance on a relative basis was stock selection in Brazil and China. In Brazil, we had an overweight position in homebuilders PDG Realty Empreendimentos e Participacoes SA and MRV Engenharia e Participacoes SA, as we viewed the shares as offering attractive value relative to other companies within our investment universe. Other detractors included our decision to not invest in the United Arab Emirates (+34.2% return in the index), stock selection in Malaysia and our overweight in Brazil.

Our overweight and stock selection in Thailand contributed to the Fund's relative performance. The positive effect was due in large part to our overweight in Central Pattana PCL, the country's largest retail developer, which more than doubled its share price during the period due to a reduced cost of capital and continued strong execution by management. Stock selection in South Africa, Indonesia and Mexico also provided a meaningful contribution to relative returns. In Mexico, we favored commercial landlords not included in the index, such as Fibra Uno, Mexico's only REIT.

d  The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged market-capitalization-weighted total return index, which consists of many companies from developed markets with a float larger than $100 million and which derive more than half of their revenue from property-related activities.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Investment Outlook

We believe emerging markets real estate securities will continue to benefit from global monetary easing trends, as the global economic outlook remains uncertain and inflation pressures in most countries have been largely contained. In particular, we believe that moderating inflation in China should provide the government with greater flexibility to cut interest rates or even moderate restrictive housing policies. When combined with the attractive valuations seen in China's residential sector, we believe this presents a compelling investment opportunity.

Our stance toward Thailand and the Philippines remains favorable given the strong demand for commercial real estate, supported by effective monetary policies and positive domestic consumption trends. We also continue to see attractive value in commercial property owners in Mexico, in sharp contrast to the country's cash-flow-challenged homebuilders. In addition, we have grown more positive on select companies in Central and Eastern Europe, as recent efforts by the European Union have, in our view, likely diminished financial risk in the region.

We remain modestly underweight Brazil. Homebuilders continue to face risks associated with their aggressive development pipelines. Fundamentals for commercial owners—particularly in shopping malls—are relatively better, as we believe positive sales growth from tenants should continue to drive meaningful rent increases. We maintain our cautious approach to the Middle East and South Africa.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

JOSEPH M. HARVEY	JON CHEIGH
Portfolio Manager	Portfolio Manager

LUKE SULLIVAN	JASON YABLON
Portfolio Manager	Portfolio Manager

  WILLIAM LEUNG

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $1,000,000 Investment

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For Periods Ended October 31, 2012

	Class A Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	8.71%[c]	12.13%[d]	—
1 Year (without sales charge)	13.83%	13.13%	14.20%
5 Years (with sales charge)	–6.83%[c]	–6.56%	—
5 Years (without sales charge)	–5.97%	–6.56%	–5.62%
Since Inception[e] (with sales charge)	0.79%[c]	0.90%	—
Since Inception[e] (without sales charge)	1.54%	0.90%	1.91%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The gross and net expense ratios, respectively, for each class of shares as disclosed in the March 1, 2012 prospectuses were as follows: Class A—2.52% and 1.80%; Class C—3.17% and 2.45%; and Class I—2.18% and 1.45%. Through June 30, 2014, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding distribution and shareholder servicing fees applicable to Class A and Class C shares; acquired fund fees and expenses; and extraordinary expenses) to the extent necessary to maintain the Fund's annual operating expenses as a percentage of average net assets at 1.80% for Class A shares, 2.45% for Class C shares and 1.45% for Class I shares. This contractual agreement can be amended at any time by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.

a  The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  The linked benchmark is represented by the performance of the FTSE EPRA/NAREIT Developed Asia Real Estate Index (the Fund's previous benchmark) for the period July 31, 2006 through February 28, 2011 and the FTSE EPRA/NAREIT Emerging Real Estate Index for the period March 1, 2011 through October 31, 2012. The FTSE EPRA/NAREIT Developed Asia Real Estate Index is an unmanaged portfolio of approximately 73 constituents from five countries in the Asia region and is net of dividend withholding taxes.

c  Reflects a 4.50% front-end sales charge.

d  Reflects a contingent deferred sales charge of 1%.

e  Inception date of July 31, 2006.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2012—October 31, 2012.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period[a] May 1, 2012– October 31, 2012
Class A
Actual (5.70% return)	$1,000.00	$1,057.00	$9.31
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.09	$9.12
Class C
Actual (5.38% return)	$1,000.00	$1,053.80	$12.65
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.82	$12.40
Class I
Actual (5.87% return)	$1,000.00	$1,058.70	$7.50
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.85	$7.35

a  Expenses are equal to the Fund's Class A, Class C and Class I annualized expense ratios of 1.80%, 2.45% and 1.45%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 2.78%, 3.43% and 2.43%, respectively.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

October 31, 2012

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
China Overseas Land & Investment Ltd.	$4,427,429	11.6
BR Malls Participacoes SA	2,460,428	6.5
Growthpoint Properties Ltd.	1,792,543	4.7
China Resources Land Ltd.	1,509,048	4.0
BR Properties SA	1,488,084	3.9
SM Prime Holdings	1,422,753	3.7
Ayala Land	1,359,887	3.6
China Vanke Co., Ltd. (HKD)	1,293,108	3.4
Longfor Properties Co., Ltd.	1,251,662	3.3
Multiplan Empreendimentos Imobiliarios SA	1,160,470	3.0

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

SCHEDULE OF INVESTMENTS

October 31, 2012

		Number of Shares	Value
COMMON STOCK	100.9%
AUSTRALIA	0.0%
DIVERSIFIED
BGP Holdings PLC (EUR)[a,b,c]		4,044,867	$0
AUSTRIA	3.4%
DIVERSIFIED	1.2%
Immofinanz Immobilien Anlagen AG (USD)		120,080	463,812
RETAIL	2.2%
Atrium European Real Estate Ltd.		145,269	821,134
TOTAL AUSTRIA			1,284,946
BRAZIL	21.9%
OFFICE	3.9%
BR Properties SA		113,623	1,488,084
RESIDENTIAL	8.5%
Brookfield Incorporacoes SA		94,364	164,935
Brookfield Incorporacoes SA RCT[c]		28,083	49,362
Even Construtora e Incorporadora SA		208,166	830,184
Ez Tec Empreendimentos e Participacoes SA		53,580	704,358
MRV Engenharia e Participacoes SA		159,134	807,011
PDG Realty Empreendimentos e Participacoes SA		388,073	653,460
			3,209,310
RETAIL	9.5%
BR Malls Participacoes SA		187,163	2,460,428
Multiplan Empreendimentos Imobiliarios SA		39,613	1,160,470
			3,620,898
TOTAL BRAZIL			8,318,292
CHILE	0.7%
RETAIL
Parque Arauco SA		122,161	279,029
CHINA	5.9%
DIVERSIFIED	2.5%
Guangzhou R&F Properties Co., Ltd. Class H (HKD)		776,800	955,207

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2012

		Number of Shares	Value
RESIDENTIAL	3.4%
China Vanke Co., Ltd. (HKD)		991,261	$1,293,108
TOTAL CHINA			2,248,315
HONG KONG	24.6%
DIVERSIFIED	9.7%
China Resources Land Ltd.		660,000	1,509,048
Evergrande Real Estate Group Ltd.[d]		1,001,000	437,854
Longfor Properties Co., Ltd.[d]		706,000	1,251,662
Sino-Ocean Land Holdings Ltd.[d]		815,500	512,446
			3,711,010
RESIDENTIAL	14.9%
China Overseas Land & Investment Ltd.[d]		1,682,000	4,427,429
Country Garden Holdings Co.[c,d]		2,257,950	906,088
Poly Hong Kong Investments Ltd.[c,d]		549,000	331,523
			5,665,040
TOTAL HONG KONG			9,376,050
INDIA	3.0%
DIVERSIFIED	1.7%
DLF Ltd.		173,560	652,846
RESIDENTIAL	0.3%
Unitech Ltd.[c]		246,466	105,834
RETAIL	1.0%
Phoenix Mills Ltd.		100,207	373,297
TOTAL INDIA			1,131,977
INDONESIA	7.2%
DIVERSIFIED	1.2%
Lippo Karawaci Tbk PT		4,638,500	449,121
RESIDENTIAL	4.1%
Alam Sutera Realty Tbk PT		8,421,000	508,504
Summarecon Agung Tbk PT		5,685,001	1,035,789
			1,544,293
RETAIL	1.9%
Ciputra Development Tbk PT		10,332,000	731,469
TOTAL INDONESIA			2,724,883

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2012

		Number of Shares	Value
MALAYSIA	3.5%
DIVERSIFIED	1.3%
Mah Sing Group Berhad		684,800	$505,844
RESIDENTIAL	1.6%
IJM Land Bhd		850,900	617,363
RETAIL	0.6%
CapitaMalls Malaysia Trust		366,500	216,579
TOTAL MALAYSIA			1,339,786
MEXICO	2.4%
DIVERSIFIED	2.1%
Corp. Inmobiliaria Vesta SAB de CVc		250,500	377,070
Fibra Uno Administracion SA		155,227	408,991
			786,061
RESIDENTIAL	0.3%
Urbi Desarrollos Urbanos SAB de CVc		204,836	128,277
TOTAL MEXICO			914,338
PHILIPPINES	10.3%
DIVERSIFIED	3.6%
Ayala Land		2,378,791	1,359,887
RESIDENTIAL	3.0%
Filinvest Land		17,680,677	626,624
Robinsons Land Corp.		1,123,700	518,274
			1,144,898
RETAIL	3.7%
SM Prime Holdings		4,042,089	1,422,753
TOTAL PHILIPPINES			3,927,538
SINGAPORE	0.7%
RETAIL
CapitaRetail China Trust		209,000	267,290
SOUTH AFRICA	11.4%
DIVERSIFIED	6.9%
Capital Property Fund		352,969	406,271
Growthpoint Properties Ltd.		658,302	1,792,543
Redefine Properties Ltd.		395,593	410,619
			2,609,433

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2012

		Number of Shares	Value
RETAIL	4.5%
Hyprop Investments Ltd.		109,350	$844,971
Resilient Property Income Fund Ltd.		165,077	868,350
			1,713,321
TOTAL SOUTH AFRICA			4,322,754
THAILAND	5.9%
RESIDENTIAL	4.2%
Asian Property Development PCL		1,108,300	314,591
LPN Development PCL		1,498,400	884,863
Supalai PCL		650,100	407,240
			1,606,694
RETAIL	1.7%
Central Pattana PCL		284,000	657,879
TOTAL THAILAND			2,264,573
TOTAL COMMON STOCK (Identified cost—$32,585,215)			38,399,771
SHORT-TERM INVESTMENTS	0.5%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[e]		100,000	100,000
Federated Government Obligations Fund, 0.02%[e]		100,000	100,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$200,000)			200,000
TOTAL INVESTMENTS (Identified cost—$32,785,215)	101.4%		38,599,771
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.4)		(541,748)
NET ASSETS	100.0%		$38,058,023

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2012

Glossary of Portfolio Abbreviations

EUR  Euro Currency

HKD  Hong Kong Dollar

USD  United States Dollar

Sector Summary	% of Market Value
Residential	39.9
Diversified	29.9
Retail	26.3
Office	3.9
100.0

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 0.0% of the net assets of the Fund.

b  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 0.0% of the net assets of the Fund.

c  Non-income producing security.

d  Investments comply with emerging markets definition as disclosed in the Fund's prospectus.

e  Rate quoted represents the seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012

ASSETS:
Investments in securities, at value (Identified cost—$32,785,215)	$38,599,771
Cash	78,893
Receivable for:
Fund shares sold	26,616
Dividends	5,367
Other assets	902
Total Assets	38,711,549
LIABILITIES:
Payable for:
Investment securities purchased	259,434
Foreign capital gains	159,444
Fund shares redeemed	26,455
Administration fees	9,413
Investment advisory fees	2,283
Shareholder servicing fees	1,824
Directors' fees	1,375
Distribution fees	1,041
Other liabilities	192,257
Total Liabilities	653,526
NET ASSETS	$38,058,023
NET ASSETS consist of:
Paid-in capital	$128,824,263
Accumulated undistributed net investment income	71,480
Accumulated net realized loss	(96,492,734)
Net unrealized appreciation	5,655,014
$38,058,023

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

October 31, 2012

CLASS A SHARES:
NET ASSETS	$19,668,661
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,217,893
Net asset value and redemption price per share	$8.87
Maximum offering price per share ($8.87 ÷ 0.955)[a]	$9.29
CLASS C SHARES:
NET ASSETS	$10,441,343
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,187,108
Net asset value and offering price per share[b]	$8.80
CLASS I SHARES:
NET ASSETS	$7,948,019
Shares issued and outstanding ($0.001 par value common stock outstanding)	892,091
Net asset value, offering, and redemption price per share	$8.91

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2012

Investment Income:
Dividend income (net of $57,436 of foreign withholding tax)	$1,163,823
Expenses:
Investment advisory fees	423,867
Custodian fees and expenses	146,929
Distribution fees—Class A	47,239
Distribution fees—Class C	85,365
Professional fees	126,478
Administration fees	103,143
Registration and filing fees	76,024
Shareholder reporting expenses	63,396
Shareholder servicing fees—Class A	18,896
Shareholder servicing fees—Class C	28,455
Shareholder servicing fees—Class I	1,908
Transfer agent fees and expenses	34,178
Directors' fees and expenses	5,627
Line of credit fees	3,979
Miscellaneous	14,273
Total Expenses	1,179,757
Reduction of Expenses (See Note 2)	(384,262)
Net Expenses	795,495
Net Investment Income	368,328
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments (net of $157,535 of foreign capital gains tax)	(3,453,575)
Foreign currency transactions	(105,789)
Net realized loss	(3,559,364)
Net change in unrealized appreciation (depreciation) on:
Investments (net of $76,872 of foreign capital gains tax)	7,838,584
Foreign currency translations	(98)
Net change in unrealized appreciation (depreciation)	7,838,486
Net realized and unrealized gain	4,279,122
Net Increase in Net Assets Resulting from Operations	$4,647,450

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Change in Net Assets:
From Operations:
Net investment income	$368,328	$578,752
Net realized gain (loss)	(3,559,364)	9,633,879
Net change in unrealized appreciation (depreciation)	7,838,486	(15,364,207)
Net increase (decrease) in net assets resulting from operations	4,647,450	(5,151,576)
Dividends to Shareholders from
Net investment income:
Class A	(413,683)	(1,717,104)
Class C	(218,497)	(1,105,050)
Class I	(366,040)	(1,119,241)
Total dividends to shareholders	(998,220)	(3,941,395)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	(9,905,834)	(5,833,724)
Total decrease in net assets	(6,256,604)	(14,926,695)
Net Assets:
Beginning of year	44,314,627	59,241,322
End of year[a]	$38,058,023	$44,314,627

a  Includes accumulated undistributed net investment income of $71,480 and $691,897, respectively.

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended October 31,
Per Share Operating Performance:	2012	2011	2010	2009	2008
Net asset value, beginning of year	$8.00	$9.41	$9.15	$6.97	$16.73
Income from investment operations:
Net investment income[a]	0.08 [b]	0.11 [c]	0.11	0.12	0.12
Net realized and unrealized gain (loss)	0.98	(0.86)	1.19	2.09	(8.45)
Total income (loss) from operations	1.06	(0.75)	1.30	2.21	(8.33)
Less dividends and distributions to shareholders from:
Net investment income	(0.19)	(0.66)	(1.04)	(0.03)	(0.92)
Net realized gain	—	—	—	—	(0.46)
Tax return of capital	—	—	—	—	(0.07)
Total dividends and distributions to shareholders	(0.19)	(0.66)	(1.04)	(0.03)	(1.45)
Redemption fees retained by the Fund	0.00 [d]	0.00 [d]	0.00 [d]	0.00 [d]	0.02
Net increase (decrease) in net asset value	0.87	(1.41)	0.26	2.18	(9.76)
Net asset value, end of year	$8.87	$8.00	$9.41	$9.15	$6.97
Total investment return[e]	13.83%	–8.52%	15.88%	31.80%	–53.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$19.7	$16.8	$27.0	$28.7	$42.4
Ratio of expenses to average daily net assets (before expense reduction)	2.70%[f]	2.52%[f]	2.19%[f]	2.37%	1.86%
Ratio of expenses to average daily net assets (net of expense reduction)	1.80%[f]	1.80%[f]	1.80%[f]	1.80%	1.79%
Ratio of net investment income to average daily net assets (before expense reduction)	0.04%[f]	0.47%[f]	0.86%[f]	1.08%	0.98%
Ratio of net investment income to average daily net assets (net of expense reduction)	0.94%[f]	1.19%[f]	1.26%[f]	1.65%	1.04%
Portfolio turnover rate	81%	169%	94%	134%	77%

a  Calculation based on average shares outstanding.

b  15.3% of gross income was attributable to dividends paid by Growthpoint Properties Ltd.

c  16.7% of gross income was attributable to dividends paid by Growthpoint Properties Ltd.

d  Amount is less than $0.005.

e  Does not reflect sales charges, which would reduce return.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended October 31,
Per Share Operating Performance:	2012	2011	2010	2009	2008
Net asset value, beginning of year	$7.93	$9.33	$9.08	$6.93	$16.65
Income from investment operations:
Net investment income[a]	0.02 [b]	0.04 [c]	0.05	0.07	0.05
Net realized and unrealized gain (loss)	0.99	(0.84)	1.18	2.09	(8.43)
Total income (loss) from operations	1.01	(0.80)	1.23	2.16	(8.38)
Less dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.60)	(0.98)	(0.01)	(0.83)
Net realized gain	—	—	—	—	(0.46)
Tax return of capital	—	—	—	—	(0.07)
Total dividends and distributions to shareholders	(0.14)	(0.60)	(0.98)	(0.01)	(1.36)
Redemption fees retained by the Fund	0.00 [d]	0.00 [d]	0.00 [d]	0.00 [d]	0.02
Net increase (decrease) in net asset value	0.87	(1.40)	0.25	2.15	(9.72)
Net asset value, end of year	$8.80	$7.93	$9.33	$9.08	$6.93
Total investment return[e]	13.13%	–9.09%	15.05%	31.17%	–54.10%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$10.4	$13.0	$18.3	$21.5	$25.9
Ratio of expenses to average daily net assets (before expense reduction)	3.35%[f]	3.17%[f]	2.84%[f]	3.02%	2.51%
Ratio of expenses to average daily net assets (net of expense reduction)	2.45%[f]	2.45%[f]	2.45%[f]	2.45%	2.44%
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(0.68)%[f]	(0.21)%[f]	0.22%[f]	0.39%	0.38%
Ratio of net investment income to average daily net assets (net of expense reduction)	0.22%[f]	0.51%[f]	0.62%[f]	0.97%	0.44%
Portfolio turnover rate	81%	169%	94%	134%	77%

a  Calculation based on average shares outstanding.

b  15.3% of gross income was attributable to dividends paid by Growthpoint Properties Ltd.

c  16.7% of gross income was attributable to dividends paid by Growthpoint Properties Ltd.

d  Amount is less than $0.005.

e  Does not reflect sales charges, which would reduce return.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended October 31,
Per Share Operating Performance:	2012	2011	2010	2009	2008
Net asset value, beginning of year	$8.04	$9.46	$9.19	$6.98	$16.77
Income from investment operations:
Net investment income[a]	0.11 [b]	0.13 [c]	0.14	0.14	0.18
Net realized and unrealized gain (loss)	0.98	(0.86)	1.20	2.11	(8.49)
Total income (loss) from operations	1.09	(0.73)	1.34	2.25	(8.31)
Less dividends and distributions to shareholders from:
Net investment income	(0.22)	(0.69)	(1.07)	(0.04)	(0.97)
Net realized gain	—	—	—	—	(0.46)
Tax return of capital	—	—	—	—	(0.07)
Total dividends and distributions to shareholders	(0.22)	(0.69)	(1.07)	(0.04)	(1.50)
Redemption fees retained by the Fund	0.00 [d]	0.00 [d]	0.00 [d]	0.00 [d]	0.02
Net increase (decrease) in net asset value	0.87	(1.42)	0.27	2.21	(9.79)
Net asset value, end of year	$8.91	$8.04	$9.46	$9.19	$6.98
Total investment return	14.20%	–8.13%[e]	16.25%[e]	32.38%	–53.64%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8.0	$14.5	$13.9	$17.4	$18.1
Ratio of expenses to average daily net assets (before expense reduction)	2.35%[f]	2.17%[f]	1.84%[f]	2.00%	1.50%
Ratio of expenses to average daily net assets (net of expense reduction)	1.45%[f]	1.45%[f]	1.45%[f]	1.45%	1.44%
Ratio of net investment income to average daily net assets (before expense reduction)	0.48%[f]	0.78%[f]	1.21%[f]	1.39%	1.45%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.38%[f]	1.50%[f]	1.60%[f]	1.95%	1.51%
Portfolio turnover rate	81%	169%	94%	134%	77%

a  Calculation based on average shares outstanding.

b  15.3% of gross income was attributable to dividends paid by Growthpoint Properties Ltd.

c  16.7% of gross income was attributable to dividends paid by Growthpoint Properties Ltd.

d  Amount is less than $0.005.

e  The net asset value (NAV) disclosed in the October 31, 2010 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on October 31, 2010. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on October 31, 2010.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Emerging Markets Real Estate Fund, Inc. (the Fund), was incorporated under the laws of the State of Maryland on April 24, 2006 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is total return (capital appreciation and current income). The authorized shares of the Fund are divided into three classes designated Class A, C and I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the advisor, subject to the oversight of the Board of Directors. The advisor has established a valuation committee (Valuation Committee) to administer, implement and

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of October 31, 2012, there were $18,178,846 of securities transferred from Level 2 to Level 1, which resulted from foreign fair value pricing procedures utilized by the Fund as of October 31, 2011.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$38,399,771	$36,135,198	$2,264,573	$—	[a]
Money Market Funds	200,000	—	200,000	—
Total Investments[b]	$38,599,771	$36,135,198	$2,464,573	$—

a  BGP Holdings PLC was acquired via a spinoff and has been fair valued, by the Valuation Committee, at zero pursuant to the Fund's fair value procedures and classified as a Level 3 security. Its likelihood of having value in the future is remote.

b  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing on the date of valuation; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in foreign exchange rates on investments from the changes in market prices of securities.

Foreign and Emerging Markets Securities: The Fund may directly purchase securities of foreign issuers, including issuers in emerging markets. Investing in securities of foreign issuers, and in particular issuers in emerging markets, involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. These risks may be more pronounced in emerging markets than in developed markets.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. These dividends and distributions are subject to recharacterization for tax purposes which will be finalized upon the concluding determination of the Fund's taxable income for the year.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of October 31, 2012, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the Fund.

For the year ended October 31, 2012, and through June 30, 2014, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding distribution and

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

shareholder servicing fees applicable to Class A and Class C shares; acquired fund fees and expenses; and extraordinary expenses) to the extent necessary to maintain the Fund's total annual operating expenses as a percentage of average net assets at 1.80% for Class A shares, 2.45% for Class C shares and 1.45% for Class I shares. This contractual agreement can be amended at any time by agreement of the Fund and the advisor. For the year ended October 31, 2012, fees waived and/or expenses reimbursed totaled $384,262.

Under subadvisory agreements between the advisor and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively, the subadvisors), affiliates of the advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the advisor (not the Fund) pays the subadvisors. The advisor allocates 50% of the advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average assets managed by the advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.10% of the Fund's average daily net assets. For the year ended October 31, 2012, the Fund paid the advisor $42,387 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares and up to 0.75% of the average daily net assets attributable to Class C shares.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended October 31, 2012, the Fund has been advised that the distributor received $1,536 in sales commissions from the sale of Class A shares and $3,498 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on this class are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A shares and up to 0.25% of the average daily net assets of the Fund's Class C shares. Effective January 1, 2012, the Board of Directors of the Fund approved the adoption of a shareholder services plan for the Fund's Class I shares, pursuant to which the Fund pays the distributor a fee at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class I shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the advisor. The Fund does not pay compensation to directors and officers affiliated with the advisor except for the Chief Compliance Officer, who received compensation from the advisor which was reimbursed by the Fund in the amount of $606 for the year ended October 31, 2012.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2012, totaled $34,090,692 and $44,428,536, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended October 31,
	2012	2011
Ordinary income	$998,220	$3,941,395

As of October 31, 2012, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$33,989,387
Gross unrealized appreciation	$6,459,681
Gross unrealized depreciation	(1,849,297)
Net unrealized appreciation	$4,610,384
Undistributed ordinary income	$497,983

As of October 31, 2012, the Fund had a net capital loss carryforward of $95,715,073 which may be used to offset future capital gains. These losses are comprised of a short-term capital loss carryover of $1,399,867 and a long-term capital loss carryover of $1,471,176 recognized during the current year which under current federal income tax rules may offset capital gains recognized in any future period but must be utilized prior to using the balance of its short-term capital loss carryovers of which $51,390,511 will expire on October 31, 2016, $37,894,969 will expire on October 31, 2017, $2,592,353 will expire on October 31, 2018 and $966,197 will expire on October 31, 2019.

As of October 31, 2012, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized appreciation on passive foreign investment companies and permanent book/tax differences primarily attributable to foreign currency transactions, sales of passive foreign investment companies and foreign capital gains taxes. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged $9,475 and accumulated

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

undistributed net investment income was credited $9,475. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 225 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended October 31, 2012		For the Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class A:
Sold	1,113,180	$9,148,169	506,407	$4,466,649
Issued as reinvestment of dividends and distributions	47,627	346,576	156,577	1,357,668
Redeemed	(1,039,102)	(8,501,370)	(1,440,035)	(12,721,409)
Redemption fees retained by the Fund[a]	—	337	—	886
Net increase (decrease)	121,705	$993,712	(777,051)	$(6,896,206)
Class C:
Sold	94,796	$752,485	313,017	$2,793,757
Issued as reinvestment of dividends and distributions	16,957	120,455	68,524	588,942
Redeemed	(559,654)	(4,463,338)	(703,620)	(6,161,696)
Redemption fees retained by the Fund[a]	—	223	—	609
Net decrease	(447,901)	$(3,590,175)	(322,079)	$(2,778,388)
Class I:
Sold	550,195	$4,446,053	1,125,047	$10,075,499
Issued as reinvestment of dividends and distributions	16,009	117,710	38,153	332,198
Redeemed	(1,486,402)	(11,873,374)	(823,892)	(6,567,334)
Redemption fees retained by the Fund[a]	—	240	—	507
Net increase (decrease)	(920,198)	$(7,309,371)	339,308	$3,840,870

a  The Fund may charge 2% redemption fee on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 25, 2013. The Fund pays a commitment fee of 0.10% per annum on the Fund's proportionate share of the unused portion of the credit agreement. For the period November 1, 2011 through January 27, 2012, the commitment fee was 0.125% per annum on the Fund's proportionate share of the unused portion of the credit agreement.

During the year ended October 31, 2012, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

On December 11, 2012, the Board of Directors of the Fund approved the termination of the subadvisory agreement with Cohen & Steers Europe S.A. effective December 31, 2012. The Board of Directors also approved the extension of the credit agreement to January 24, 2014.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Emerging Markets Real Estate Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Emerging Markets Real Estate Fund, Inc. (the "Fund") at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2012

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

TAX INFORMATION—2012 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $537,863.

The Fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $205,222. The Fund generated net foreign source income of $1,221,197 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory and subadvisory agreements (the "Advisory Agreements"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 12, 2012 and at a meeting held in person on June 19, 2012, the Advisory Agreements were discussed and were unanimously continued for a term ending June 30, 2013 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by the Fund's investment advisor (the "Investment Advisor") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the "Subadvisors") provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Advisor, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's and Subadvisors' ability to attract qualified and experienced personnel noting the recent leadership changes to the global real estate investment team. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and the Subadvisors are adequate and appropriate.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

(ii) Investment performance of the Fund and the Investment Advisor and Subadvisors: The Board of Directors considered the investment performance of the Fund versus Peer Funds and compared to a relevant benchmark, noting that, effective March 1, 2011, the Fund changed its name to Cohen & Steers Emerging Markets Real Estate Fund, Inc., its benchmark to the FTSE EPRA/NAREIT Emerging Markets Index and its investment mandate to invest at least 80% of its net assets in securities issued by emerging markets real estate companies. The Board of Directors further noted that the periods reviewed by the independent data provider were prior to such changes and that, accordingly, a linked benchmark has been included in the materials as it is representative of the periods under review. The Board of Directors noted that the Fund performed at the median of the Peer Funds for the one-year period and outperformed the medians of the Peer Funds for the three-and five- year periods ended March 31, 2012. The Board of Directors also noted that the Fund outperformed its linked benchmark for the one-year period, and underperformed its linked benchmark for the three- and five-year periods ended March 31, 2012. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance, recent changes to the global real estate investment team and the Investment Advisor's performance in managing other real estate funds. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees payable by the Fund, as well as the Fund's expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that actual management fees were lower than the peer group median and the contractual management fees and net expense ratio were higher than the medians for the Peer Funds. The Board of Directors considered that the Investment Advisor continues to waive its fees and reimburse expenses to limit overall operating expenses of the Fund. The Board of Directors noted that the high expense ratio was due in part to the Fund's relatively small size, and that as the Fund grows in size, its expense ratio is expected to decrease. The Board of Directors also compared the Fund's expenses to those of the only other emerging markets real estate fund currently on the market, noting that the Fund's contractual management fee and estimated total expense ratio (factoring in additional administrative expenses in connection with the investment mandate change) were in line with those of that fund. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor. The Board of Directors concluded that the Fund's expense structure is satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. Since the Subadvisors are paid by the Investment Advisor and not by the Fund and are subsidiaries of the Investment Advisor, the Board of Directors considered the profitability of the Investment Advisor as a whole, and the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors noted that because of the Fund's small size, the operating expenses continue to be subsidized, and the Fund is not yet profitable to the Investment Advisor.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors also considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared both the services rendered and the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Advisory Agreements to those under the Investment Advisor's other advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, including subadvised mutual funds and proprietary funds. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, sub-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and sub-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Director[4]
Robert H. Steers Age: 59	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	20	1991	to present
Martin Cohen Age: 63	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	20	1991	to present
Disinterested Directors
Michael G. Clark Age: 47	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	2011	to present

  (table continued on next page)

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen[5] Age: 69	Director	Until next election of directors

Consultant. Board Member, United States Department of Defense Business Board since 2010; Board Member, Global Heritage Fund since 2002; Advisory Board member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004; Board member Woods Hole Research Center since 2011; Board member Teluride Mountain Film Festival since 2010; Board member, Washington National Opera since 2007; Former Director, Reis, Inc. (real estate analytics firm) from 2003 to 2009; Former member of the Investment Committee, The Moriah Fund from 2002 to 2008; Former Board member, Foundation for Arts and Preservations in Embassies from 2001 to 2009; Former Under Secretary of State for Management, United States Department of State, 1996-2000.

				20	2001	to present
George Grossman Age: 58	Director	Until next election of directors	Attorney-at-law	20	1993	to present
Richard E. Kroon Age: 70	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	20	2004	to present

  (table continued on next page)

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 69	Director	Until next election of directors

Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Chaplains Corp since February 2010; Special Representative, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.

				20	2001	to present
Frank K. Ross Age: 69	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Former Board Member of NCRIC, Inc. from 2004 to 2005. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	20	2004	to present

  (table continued on next page)

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
C. Edward Ward Jr. Age: 66	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	20	2004	to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with the Advisor (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 48	President and Chief Executive Officer	Chief Operating Officer of the Advisor (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005
Joseph M. Harvey Age: 48	Vice President	President and Chief Investment Officer of the Advisor (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004
Jon Cheigh Age: 40	Vice President	Executive Vice President (since 2012). Prior to that, Senior Vice President of the Advisor.	Since 2007
Luke Sullivan Age: 35	Vice President	Senior Vice President of the Advisor since 2006. Prior thereto, Vice President and research analyst at Citigroup Investment Research, covering Australian companies.	Since 2008
Jason Yablon Age: 33	Vice President	Vice President of the Advisor. Prior to that, research analyst since 2004. Prior thereto, research analyst for Morgan Stanley covering real estate sector.	Since 2012
William Leung Age: 42	Vice President	Senior Vice President of the Advisor since 2012. Prior thereto, Director, Portfolio Manager and head of Asia real estate securities at Deutsche Asset Management/RREEF.	Since 2012
Francis C. Poli Age: 50	Secretary and Chief Legal Officer	Executive Vice President, Secretary and General Counsel of the Advisor and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

  (table continued on next page)

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

(table continued from previous page)

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
James Giallanza Age: 46	Treasurer and Chief Financial Officer

Senior Vice President of the Advisor since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006.

Since 2006
Lisa D. Phelan Age: 44	Chief Compliance Officer

Senior Vice President and Director of Compliance of the Advisor since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.

Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Jon Cheigh
Vice president

Luke Sullivan
Vice president

Jason Yablon
Vice president

William Leung
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—APFAX
C—APFCX
I—APFIX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Emerging Markets Real Estate Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

EMERGING MARKETS REAL ESTATE FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

Stop traditional mail delivery; receive your shareholder reports and prospectus online.

Sign up at cohenandsteers.com

APFAXAR

Annual Report October 31, 2012

Cohen & Steers Emerging Markets Real Estate Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at www.cohenandsteers.com/assets/content/uploads/code_of_ethics_exec_and_senior.pdf.  Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2012	2011
Audit Fees	$54,080	$52,500
Audit-Related Fees	$0	$0
Tax Fees	$6,400	$6,250
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)      The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)     No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended October 31, 2012 and October 31, 2011, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2012	2011
Registrant	$6,400	$6,250
Investment Advisor	$15,000	$20,000

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Amended and Restated Code of Ethics.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

By:	s/Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: January 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	s/Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	s/James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: January 3, 2013